Exhibit 99.1

34th Annual J.P. Morgan Healthcare Conference

Forward Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. Any statements in or made orally during this presentation about future expectations, plans and prospects for the company, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Important factors that may cause or contribute to such differences include the factors set forth under the captions “Risk Factors” in our most recent quarterly report on Form 10-Q that we filed with the U.S. Securities and Exchange Commission for the period ended September 30, 2015. The forward-looking statements contained in this presentation reflect our current views with respect to future events, and we assume no obligation to update any forward-looking statements except as required by applicable law.

Committed to advancing patient care Focused on serious unmet needs in Cancers & Rare Diseases Leading scientific discovery in TLR Immune Modulation and Antisense Targeting Medicines for Patients

Two unique scientific platforms serve as engines for continuous growth SERIOUS UNMET PATIENT NEEDS THIRD GENERATION ANTISENSE TOLL-LIKE RECEPTOR IMMUNE MODULATION Genetically defined forms of B-cell lymphoma Rare Disease Immuno-Oncology Multiple targets in cancer and rare diseases

2015 Accomplishments Presented first positive IMO-8400 safety and efficacy data in B-cell lymphoma target Initiated clinical studies in Melanoma and Dermatomyositis Named first gene targets for 3rd Generation Antisense development platform (3GA) Announced first collaboration for 3GA platform Instituted new corporate culture Re-built leadership team and strengthened employee base Delivering on the Promises

Experienced Leadership MARK CASEY ~ General Counsel JOANNA HOROBIN, MB, ChB ~ Chief Medical Officer SUDHIR AGRAWAL, D.Phil. ~ President, Research JILL CONWELL ~ Human Resources ROBERT DOODY ~ IR & Comms CLAYTON FLETCHER ~ Strategy & BD LOUIS ARCUDI ~ Chief Financial Officer VIN MILANO ~ Chief Executive Officer

Toll Like Receptor (TLR) Antagonism Clinical Programs

Waldenström’s Macroglobulinemia (WM) Rare and slow-growing form B-cell lymphoma1 ~1,000-1,500 new cases diagnosed annually in US1 90% carry MYD88 L265P mutation2 Serious complications include anemia, retinopathy and peripheral neuropathy1 Diffuse Large B-Cell Lymphoma (DLBCL) Fast growing and potentially lethal form of B-cell lymphoma1 ~20,000 new cases diagnosed annually in US3 ~10% carry MYD88 L265P mutation4,5 Data show poor prognosis in MYD88 L265P+ population6 MYD88 L265P mutation also present in chronic lymphocytic lymphoma (5-10%)7, splenic marginal zone lymphoma (13%)8, primary CNS lymphoma (36%)9, and other cancers 1 American Cancer Society; 2 Treon SP, et al. N Engl J Med. 2012.; 3 Cultrera JL, et al. Cancer Control. 2012.; 4 Wang, et al. Bood Lymph Canc 2013. 5 Rosenwald A, et al. N Engl J Med. 2002. 6 Fernandez‐ Rodriguez C, et al. Leukemia. 2014. 7 Puente, et al. Nature. 2011. 8 Yan, et al. Haematologica. 2011. 9 Montesinos-Rongen, et al. Acta Neuropathol. 2011. Time (Months) Overall Survival Survival is impaired in MYD88 L265P+ DLBCL patients6 Genetically-defined B-cell Lymphomas

Mean change in hemoglobin Mean change in hematocrit Demonstration of Clinical Activity with IMO-8400 In the highest dose cohort studied to date (1.2 mg/kg twice a week): Among 6 evaluable patients, 3 had responses and 2 had stable disease Median time to first response was ~10.5 weeks Improvements in symptoms, hemoglobin and bone marrow were seen One of these responders was refractory to ibrutinib Efficacy evaluable patients (N=14) Max decline from baseline in the serum IgM or M-protein, % ≥25% Decrease

IMO-8400 was generally well tolerated at all dose levels tested Most reported adverse events (AEs) were mild or moderate (grade 1 or 2) The most common AEs observed were fatigue, injection site erythema, headache, injection site pain, nausea and pain in extremity Grade 3 AEs reported as possibly or probably related to study drug included neutropenia, anemia and arthritis 1 of 8 patients treated with 2.4 mg/kg in the safety population had a dose-limiting toxicity (DLT) deemed possibly related to study drug. This patient experienced a grade 3 probable flare of pre-existing arthritis We have not yet reached IMO-8400’s MTD

Our Path Forward Amending study protocols in both ongoing WM and DLBCL studies to advance to higher doses Will continue to analyze emerging data from these ongoing studies

Applying TLR Platform to Rare Diseases Therapeutic Rationale Cell damage may be caused by stress, injury or infection Onset typically occurs between ages 40-60 years Symptoms can be severely disabling, and include: Muscle weakness, skin rash and/or calcinosis, joint pain, and difficulty swallowing Corticosteroids and immunosuppressive drugs have limited efficacy and serious side effects ~25k patients in U.S. Opportunity TLR antagonism may disrupt the autoimmune cycle of tissue damage to improve disease symptoms Dermatomyositis

TLRs Play Role in Pathogenesis of DM Damaged skeletal muscle and skin tissue release Damage Associated Molecular Patterns (DAMPs) DAMPs bind to and initiate immune signaling through TLRs 7, 8 and 9 in skeletal muscle fibers and immune cells TLR signaling induces pro-inflammatory cytokines, driving downstream effects including damage to capillaries and hypoxia in affected tissue, inhibition of new muscle fiber formation, and cell death Rayavarapu, et al. Skeletal Muscle, 2013. Interstitial space Damage Associated Molecular Patterns (DAMPs) released from dead and damaged cells Activation of immune cells Expression of cytokines & chemokines New cellular damage resulting in propagation of the disease process Endosomal TLRs DAMPs Muscle fiber & capillaries Endosomal TLRs Transcription of MHC class I, cytokines, chemokines, adhesion molecules Inflammasome IκB NF-κB NF-κB IL-1R IL-1R IL-1 IL-1 TNF TNFR Capillary Pro-inflammatory cytokines & chemokines Capillary Other cell types mDC pDC MΦ IFN-α, IFN-β, TNF-α, IL-1, IL-12, IFN-γ

DM Phase 2 Study Underway Study 211: Double-Blind, Placebo-Controlled Phase 2 Trial 24 weeks 0.06 mg/kg weekly Placebo 0.20 mg/kg weekly 0.60 mg/kg weekly Study Design 24-week randomized, double-blinded placebo-controlled assessment Major Eligibility Criteria DM diagnosis, aged 18-75 years, active skin and muscle disease, stable regimen of con-meds Primary endpoint CDASI activity score Exploratory endpoints MMT-8, IMACS core set measures, 10-meter run walk, 5D itch scale, SF-36 health survey Randomization N = 12 N = 12 N = 12 N = 12

Toll Like Receptor Agonist Clinical Programs

TLR9 Agonist to Induce the Immune System Therapeutic Rationale Emerging class of checkpoint inhibitors (CPIs) Designed to block pathways that inhibit anti-tumor immune responses PD-1 and CTLA-4 inhibitors are FDA approved for the treatment of certain cancers Intratumoral administration of IMO-2125 in preclinical models has stimulated dendritic cell maturation and T-cell activation in the tumor microenvironment, leading to increased local and systemic antitumor immune responses and tumor regression both alone and as well as in CPI combinations Opportunity Advance clinical development of IMO-2125 and CPI combinations

Intratumoral IMO-2125 Mechanism of Action Intratumoral Delivery of IMO-2125 Draining Lymph node Primed T-cells invade treated as well as distant tumor sites Metastases are targeted by primed anti-tumor T-cells Increased TIL Infiltration IFN-α & Th1 type cytokines TLR9 Dendritic Cells Tumor specific antigens NK cells CD8+ T-cells

Intratumoral IMO-2125 and CTLA-4 induce systemic anti-tumor response in multiple preclinical studies Tumor implantation 0 7 11 5 9 13 Days after tumor implantation Placebo Groups: Placebo IMO-2125 Anti-CTLA-4 mAb IMO-2125 + anti-CTLA-4 mAb Tumor volume, mm3 800 400 0 1200 1000 600 200 1400 0 7 11 5 9 13 Days after tumor implantation Tumor volume, mm3 800 400 0 1200 1000 600 200 1400 0 7 11 5 9 13 Days after tumor implantation Tumor volume, mm3 800 400 0 1200 1000 600 200 1400 0 7 11 5 9 13 Days after tumor implantation Tumor volume, mm3 800 400 0 1200 1000 600 200 1400 IMO-2125 Anti-CTLA-4 mAb Combination Treatment Days 0 5 6 8 9 Tumor implantations: Solid tumor (2 x 107 CT26, s.c., right flank) Lung metastases (3 x 106 CT26, i.v.) IMO-2125: 2.5 mg/kg i.t. injection (Tumor 1) Anti-CTLA-4 mAb: 10 mg/kg i.p. injection Tumor 2 (CT26) IMO-2125 Anti-CTLA-4 mAb CT26

IMO-2125/ipilimumab in melanoma underway Phase I Dose Escalation: Recruit patients to cohorts (3+3 design with Bayesian component) of increasing IMO-2125 dose levels in combination with ipilimumab at its approved dose/schedule IMO-2125 intratumoral injection to be administered weekly X 3 in first 4 week cycle, then once every 3 weeks in subsequent 3 week cycles for 9 weeks Approximately 24 melanoma patients who have relapsed after prior therapy Phase 2: Approximately 30 pts with metastatic melanoma Preliminary assessment of efficacy in addition to biomarker analyses

IMO-2125 and anti-PD-1 mAb preclinical combo demonstrated improved tumor growth inhibition in both treated and distant tumors vs. monotherapy 0 7 11 9 14 Days after tumor implantation Tumor volume, mm3 800 400 0 1200 1000 600 200 0 8 13 6 11 Days after tumor implantation Tumor volume, mm3 800 400 0 1200 1000 600 200 PBS 0 7 11 9 14 Days after tumor implantation 800 400 0 1200 1000 600 200 0 8 13 6 11 Days after tumor implantation 800 400 0 1200 1000 600 200 IMO-2125 0 7 11 9 14 Days after tumor implantation 800 400 0 1200 1000 600 200 0 8 13 6 11 Days after tumor implantation 800 400 0 1200 1000 600 200 Anti-PD-1 mAb 0 7 11 9 14 Days after tumor implantation 800 400 0 1200 1000 600 200 0 8 13 6 11 Days after tumor implantation 800 400 0 1200 1000 600 200 Combination Treated tumors Distant tumors TILs TILs TILs TILs

Our Path Forward Execution of open-label Phase 1/2 clinical trial with MDACC Will continue to analyze data from this ongoing study Formulate and execute broader immuno-oncology development program Identify next studies to execute Additional treatable tumor types Other CPI combinations based on extensive pre-clinical modeling

Third Generation Antisense (3GA) Platform

Why is third generation antisense (3GA) needed? To realize the full potential of antisense technology for the treatment of diverse diseases To overcome the limitations of the first and second generation antisense technology Immunotoxicity Therapeutic Index

Applied learnings to create third generation antisense Development of a thorough understanding of interaction of nucleic acids and innate immune receptors Utilization of the insights gained to create 3GA to mitigate immunotoxicity and off-target effects Nucleic Acids Innate Immune System

U.S. patent #8,431,544 issued to Idera in 2013. 1 J Med Chem 2011;54:3027-36. 2 Bioorg Med Chem Lett 2000;10:2585-8. 3 Bioconjugate Chem. 2002;13:966-74. 4 Nucleic Acid Res 2002;30:4460-9. 5 Bioconjugate Chem. 2010;21:39-48 . 3GA is a patented construct Phosphorothioate backbone provides stability Lack of 5’-prime ends abrogates immune activation2,3,4,5 Accessible 3’-prime ends allows degradation and clearance1 19- to 21-mer length is optimal for targeting RNA

3GA is potentially more potent than first and second generation ASO Potency of 3GA has been validated for multiple RNA targets Assays were conducted with antisense constructs in Hepa 1-6 cells; RNA levels were quantified by qPCR % PCSK9 mRNA Expression

3GA has the potential for more potency and a more sustained effect than 1st and 2nd generation ASO 15 mg/kg of compounds were administered subcutaneously daily for 5 days. On day 9 and 17, PCSK9 mRNA was measured in liver lysates and compared to untreated animals.

3GA introduces a new and novel mechanism

Two major mechanisms of RNA targeting PCSK9 targeted antisense/siRNA constructs were evaluated in Hepa 1-6 cells; RNA cleavage products were analyzed by 5’ RLM RACE. These are major cleavage products and could vary based on experiment conditions.

Systemic delivery of 3GA allows us to target disease-associated RNA in multiple organs Next step: Building the pipeline

Our 3GA disease prioritization process Gene target associated with the disease Over expression of the gene correlates with disease Gene target/pathway proof-of-concept established Gene target/pathway not “druggable” with small molecules or antibodies Rare disease and oncology indications with commercial viability Possibility of local delivery to the site of gene expression Bladder, Ocular, Intratumoral, Lungs, GI/Colon Key Considerations

Rational Selection of 3GA target RNA More efficient process to identify potent 3GA Targeting the entire transcript Screening of hundreds of ASOs Screening of selected ASOs Identification of 3GA candidates Target mRNA Our proprietary insights allow us to target specific regions of the transcript Identification of ASO candidates

Example of selected gene target Targeting NOD-like receptor protein 3 (NLRP3) with 3GA for the treatment of interstitial cystitis and uveitis

NLRP3, a key component of Inflammasomes Inflammasomes are complexes that control the activation of caspase-1, which leads to production of IL-1b and IL-18 NLRP3 inflammasome is implicated in multiple diseases Targeting NLRP3 by 3GA offers the benefit of blocking the release of both IL-1β and IL-18 Endogenous danger (DAMPs) Activators PAMPs Virus Bacterium LRRs NACHT domain NLRP3 Other substrates Active caspase 1 CARD PYD ASC Pro-caspase 1 Cytoplasm Cell membrane IL-1β or IL-18 IL-1β or IL-18 Pro-IL-1β or pro-IL-18 Adapted from Nature Reviews Nature Reviews Immunology 10, 210-215

3GA targeting NLRP3 downregulates NLRP3 and levels of IL-1β Differentiated THP-1 cells were incubated with 3GA for 24 hr. NLRP3 RNA levels were determined by qPCR and NLRP3 protein levels were analyzed by Western blotting. For IL-1 secretion, differentiated THP-1 cells were incubated with 3gA for 24 hr followed by stimulation with 100 ng/ml LPS for 4hr and 5mM ATP for 1 hr. Supernatants were collected and analyzed for IL-1b levels by ELISA

Treatment of Interstitial Cystitis by 3GA targeting NLRP3 Interstitial cystitis (IC) is a chronic inflammation of the bladder that affects quality of life An estimated 4-12 million in the US may suffer from IC. Approximately 5-10% of these patients suffer severe symptoms, including ulcerations, intense pain, and frequent urination, that are in need of effective treatment (Interstitial Cystitis Association) NLRP3 pathway has been implicated in IC Human bladder epithelium expresses high levels of NLRP3 (J Histochem Cytochem. 2007; 443-52) Positive IL-1b staining in bladder epithelial cell lining in IC patients (J Urol. 1998; 2185-92) Increased serum IL-1b level in IC patients (PLoS One. 2013; e76779) IL-18 is upregulated in human IC patient biopsy samples (World J Urol. 2013; 241-6)

Systemic delivery of 3GA targeting NLRP3 is believed to improve IC-associated parameters Cystitis was induced in CD1 mice (female, age of 7-8 weeks, n=10) by intraperitoneally administered 200 mg/kg cyclophosphamide. 3GA was administered subcutaneously at 25 mg/kg 1 hour post cyclophosphamide. Bladder and urine samples were collected 24 hours post treatment, analyzed for bladder weight, NLRP3 mRNA, and levels of IL-1β and IL-18 in urine p <0.05 * 20 40 IC 0 60 Naïve 3GA treated 50 100 IC 0 150 Naïve 3GA treated 2 3 IC 0 4 Naïve 3GA treated 1 10 20 IC 0 40 Naïve 3GA treated 30 3GA treated IC

Treatment of Experimental Autoimmune Uveitis by 3GA targeting NLRP3 Uveitis is an inflammation of the uvea Approximately 10% of blindness for those under 65 is caused by uveitis and its complications (Am Fam Physician. 2000; 434.) NLRP3 pathway has been implicated in Uveitis Circulating IL-1β level is elevated in uveitis (Curr Eye Res. 2000; 211-4) Intraocular IL-1β level is elevated in uveitis (Mol Vis. 2011; 2003-10) Interfering with the NLRP3 pathway reduced ocular IL-1β in uveitis model (Hum Gene Ther. 2015; 59-68)

Anterior Intermediate Posterior Systemic delivery of 3GA targeting NLRP3 is believed to improve uveitis associated parameters p <0.05 * Experimental autoimmune uveitis was induced in B10.RIII mice (female, 7-8 weeks old, n=10) by immunizing mice with 100 mg IRBP and 1 mg bovine eye homogenate emulsified with complete freund’s adjuvant and 0.5 mg pertussis toxin on day 0 and day 7. 3GA was administered subcutaneously at 15 mg/kg on day 8, 11 and 13. Mouse eyes were enucleated on day 14, expression of NLRP3, IL-18, and IL-1βwas evaluated. In addition, pathology scores were also evaluated. 3GA treated Uveitis Ocular Pathology Score 1 2 Uveitis 0 3 3GA treated * IL18 mRNA 1 2 Uveitis 0 3 Naïve 3GA treated * 50 * NLRP3 mRNA 20 40 Uveitis 0 60 Naïve 3GA treated 3GA treated

3GA platform is ready to realize the potential of antisense technology 3GA is designed to address the shortcomings/limitations of 1st and 2nd generation ASO Distinct mechanism with potent gene knockdown Rapid process from target selection to potential drug candidate We expect 1 to 2 targets per year to push into IND enabling studies for certain cancers and rare diseases We believe we can further exploit the 3GA technology through partnerships with companies whose interests lie outside of oncology and rare diseases

Financial Overview Cash Runway through Second Quarter of 2017 Cash & Investments ~$95M as of 9/30/15 Recent Closing Price $2.91 as of 1/4/16 Trading Volume ~1.3M shares daily (90 day average) Market Capitalization ~$344M as of 1/4/16 Shares Outstanding 121.3M as of 12/31/15

Growing Development Pipeline Advancing TLR Antagonism – IMO-8400 Waldenström’s macroglobulemia Diffuse large B-cell lymphoma (MYD88 L265P+) Dermatomyositis Duchenne muscular dystrophy Development Program Preclinical Phase 1 Phase 2 Pivotal TLR Agonism – IMO-2125 Refractory/Relapsed Melanoma w/ CTLA4 Additional Tumor Types / CPI Combos Planning underway THIRD GENERATION ANTISENSE NLRP DUX4 Planning underway RESEARCH Program Preclinical Phase 1 Phase 2 Pivotal

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